UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2021

CURRENCYWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

561 Indiana Court, Los Angeles, CA 90291

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

We incorporated a new subsidiary, EnderbyWorks LLC (“EnderbyWorks”), which is owned as to 51% by our subsidiary, CurrencyWorks USA, Inc. (“CurrencyWorks USA”) and as to 49% by Enderby Entertainment Inc. (“Enderby Entertainment”). We incorporated EnderbyWorks in order to launch and operate the VUELE (vuele.io) platform, which is a direct-to-consumer, full-length feature film viewing and distribution platform delivering feature films and digital collectible entertainment content as non-fungible digital tokens (“NFTs”). Users will be able to become owners of exclusive, limited edition film, and collector NFT content which they can watch, collect, sell, and trade on the VUELE (vuele.io) platform.

On July 6, 2021, CurrencyWorks USA entered into a LLC Member Services Master Agreement with EnderbyWorks and Enderby Entertainment pursuant to which CurrencyWorks USA will develop the VUELE (vuele.io) platform. Under the agreement the parties will specify work to be completed from time to time by the delivery of a Statement of Work. All costs incurred by CurrencyWorks USA and Enderby Entertainment will be charged to and paid by EnderbyWorks.

On July 6, 2021, CurrencyWorks USA entered into a Technology Operating and License Agreement with EnderbyWorks pursuant to which our subsidiary agreed to provide NFT platform services in order for EnderbyWorks to operate a marketplace to sell access to NFTs that will be stored on a blockchain that represent a unique audio-visual work, set of works, or other rights, goods, or services relating to movies and movie related offerings. The marketplace will be the VUELE (vuele.io) platform. CurrencyWorks USA will support, maintain, enhance and upgrade the NFT platform services from time to time in accordance with general industry practices and its product roadmap and will use commercially reasonable efforts to ensure that the NFT platform services are available to EnderbyWorks for a term of ten years. The services will include developing one or more NFTs based on the “Zero Contact” motion picture starring Academy Award-Winning actor Anthony Hopkins as agreed by the parties from time to time for sale on the NFT marketplace. EnderbyWorks will pay CurrencyWorks USA $15,000 per month plus applicable taxes. Within the first thirty (30) days of every calendar quarter, CurrencyWorks USA shall review its actual costs and expenses to provide the NFT platform services for the previous quarter, charge or credit EnderbyWorks for any variance for the previous quarter, and set the monthly rate for the current quarter.

On July 6, 2021, CurrencyWorks USA entered into Secured Promissory Note and Security Agreement with EnderbyWorks pursuant to which the company provided a secured loan of $3,000,000 to EnderbyWorks. $2,000,000 will be provided within 10 days of July 6, 2021 and $1,000,000 will be provided by no later than the earlier of fifteen (15) days after the first NFT auction or September 30, 2021. The secured loan matures in three years and bears interest of 6% per annum, payable on maturity. The loan will be used by EnderbyWorks to purchase all of the rights to the film titled Zero Contact (the “Film”) from 92 Films, LLC (“92 Films”). The loan will be repaid from the profits generated from exploitation of the Film.

Repayment of the loan is secured by all of the right, title and interest in and to all of the assets of EnderbyWorks, including, without limitation, all rights under the Distribution License Agreement with 92 Films with respect to the Film, all agreements and understandings relating to the Film or the exploitation of EnderbyWorks’s rights in the Film and the proceeds thereof and any other distribution, license or other agreement entered into between EnderbyWorks and any other party, with respect to any other motion picture or entertainment production, including, but not limited to, theatrical, non-theatrical, television (including, without limitation, free, pay, pay per view, terrestrial, satellite, cable and near video on demand), home video or other home viewing technology now known or hereafter devised (including without limitation cassette, videodisc, DVD, HD DVD and Blu Ray), video on demand, online/internet, digital streaming, download to own, interactive, ships, airlines, hotels, clips, mobile (e.g., cell phones), merchandising (including, without limitation, interactive games and devices, electronically read, digitized, interactive and computer-based or computer-assisted systems, devices and services), live stage, derivative works (e.g., remakes and/or sequels in any media including episodic series, mini-series and MOWs), novelization, comic book, music, music publishing, theme park rights, commercial tie-ins, screenplay publishing and any and all allied and ancillary rights, and the right to advertise, publicize and promote any of the foregoing in any and all media, and the proceeds thereof.

On July 6, 2021, EnderbyWorks entered into a Distribution License Agreement with 92 Films, pursuant to which EnderbyWorks purchased, on an exclusive basis, all rights in and to the Film for a period of 10 years for $3,000,000. All sums actually earned and received by EnderbyWorks from the exploitation of the Film will be applied on a continuous and rolling basis as follows: (a) first, to EnderbyWorks’s recoupment of all actual, direct, out of pocket, third party marketing and advertising costs and expenses (not to exceed $3,000,000 with approval of 92 Films); (b) second, to EnderbyWorks’s recoupment of the $3,000,000; and (c) third, all sums remaining after the deduction of (a) and (b) will be paid 50% to 92 Films and 50% to EnderbyWorks.

The foregoing description of the Limited Liability Company Agreement, LLC Member Services Master Agreement, Technology Operating and License Agreement, Secured Promissory Note, the Security Agreement and the Distribution License Agreement is not complete and is qualified in its entirety by the full text of such agreements, copies of which are attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and the terms of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A news release dated July 7, 2021 is furnished herewith.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Limited Liability Company Agreement dated July 6, 2021 with EnderbyWorks, LLC, Enderby Entertainment, Inc. and CurrencyWorks USA, Inc.

10.2	LLC Member Services Master Agreement dated July 6, 2021 with EnderbyWorks, LLC, Enderby Entertainment, Inc. and CurrencyWorks USA, Inc.

10.3	Technology Operating and License Agreement dated July 6, 2021 with EnderbyWorks, LLC and CurrencyWorks USA, Inc.

10.4	Secured Promissory Note dated July 6, 2021with EnderbyWorks, LLC and CurrencyWorks USA, Inc.;

10.5	Security Agreement dated July 6, 2021 with EnderbyWorks, LLC and CurrencyWorks USA, Inc.;

10.6	Distribution License Agreement dated July 6, 2021 with EnderbyWorks, LLC and 92 Films, LLC

99.1	News Release dated July 7, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURRENCYWORKS INC.

/s/ Bruce Elliott
Bruce Elliott
President

July 7, 2021